Exhibit 10.1

CONTRIBUTION AGREEMENT

between

TEXAS PACIFIC LAND TRUST,

and

TEXAS PACIFIC LAND CORPORATION

Dated January 11, 2021

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into and effective as of 12:03 a.m. (Central Time) on January 11, 2021 (the “Effective Date”), between Texas Pacific Land Trust (the “Trust”) and Texas Pacific Land Corporation, a Delaware corporation and a wholly-owned subsidiary of the Trust (“TPL Corp”) (each, a “Party”, and collectively, the “Parties”).

WITNESS:

WHEREAS, the Trust is the sole holder of 100% of the outstanding limited liability company membership interests (the “Membership Interests”) in Texas Pacific Resources LLC, a Texas limited liability company (“TPL Holdco”);

WHEREAS, prior to the date hereof, the Trust formed TPL Corp under the terms of the General Corporation Law of the State of Delaware and contributed $1,000 to TPL Corp in exchange for all 1,000 issued and outstanding shares (the “Initial Shares”) of common stock of TPL Corp, par value $0.01 per share (the “Common Stock”);

WHEREAS, the Trust intends to take steps to reorganize into a corporation, domiciled in the State of Delaware (the “Corporate Reorganization”);

WHEREAS, in order to effect the Corporate Reorganization, the Trust is undertaking and causing to be undertaken a series of transactions pursuant to which, among other things, (a) the Trust entered into that certain Contribution Agreement, dated January 11, 2021, between the Trust and the Trustees of the Trust, David E. Barry and John R. Norris III, individually and as trustees and on behalf of themselves and for their predecessors in office and title (the “Trustees”, and collectively with the Trust, the “Contributing Parties”), on the one hand, and TPL Holdco, on the other hand, pursuant to which the Trust and each of the other Contributing Parties granted, assigned transferred, set over, conveyed, contributed and delivered to TPL Holdco all of the respective Contributing Parties’ right, title, powers, benefits and interest, in, to and under all of the properties and assets of the Trust and all other rights, obligations and liabilities of the Trust, with the exception of the (1) the Initial Shares, (2) the Membership Interests, (3) all of the bank accounts, brokerage accounts, cash and cash equivalents held by the Trust, and (4) the Trust’s 401k plan and any other defined employee benefit plan (collectively, the assets described in clauses (3) and (4), the “Reserved Assets”), and (b) the Trust shall, pursuant to this Agreement, contribute, grant, convey, assign, transfer and deliver to TPL Corp all of its right, title and interest to, and all responsibilities and liabilities related to and arising from, (i) the Membership Interests and (ii) all of the Reserved Assets (together with the Membership Interests, the “Contributed Interests”);

WHEREAS, the Common Stock has been registered with the U.S. Securities and Exchange Commission and has been approved for listing and trading on the New York Stock Exchange; and

WHEREAS, the Trust is willing and desires to contribute to TPL Corp, and TPL Corp is willing and desires to accept from the Trust, the Contributed Interests on the terms and conditions set forth below.

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NOW, THEREFORE, in consideration of the promises and mutual representations, warranties and covenants in this Agreement, the Parties hereto agree as follows:

Article I
DEFINITIONS

Section 1.1 Capitalized terms used in this Agreement have the meanings and are subject to the rules of construction set forth in Appendix A.

Article II
CONTRIBUTION

Section 2.1 Contribution. Subject to the terms and conditions provided for in this Agreement, the Trust hereby contributes, grants, conveys, assigns, transfers and delivers to TPL Corp, its successors and assigns, for its and their own use forever, all of the Trust’s right, title and interest to, and all responsibilities and liabilities related to and arising from, the Contributed Interests (such contribution of the Contributed Interests, the “Contribution”).

Article III
CONSIDERATION

Section 3.1 Assumption of Rights, Obligations and Liabilities. TPL Corp hereby accepts the Contribution and assumes, and agrees to be subject to, all rights, obligations and liabilities of, and arising under, the Contributed Interests to the full extent that the Trust has or has been subject heretofore.

Section 3.2 TPL Corp Bylaws. In consideration of the Contribution, TPL Corp shall adopt, immediately following the effectiveness of this Agreement, the amended and restated bylaws attached hereto as Appendix B.

Section 3.3 Share Issuance. In consideration of the Contribution and subject to the terms and conditions provided for in this Agreement, TPL Corp hereby issues to the Trust 7,755,156 shares of the Common Stock (the “TPL Corp Issued Shares”) and the Trust hereby accepts the TPL Corp Issued Shares in exchange for the Contributed Interests and agrees to be subject to all rights and obligations with respect to the TPL Corp Issued Shares.

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Article IV
INDEMNIFICATION

Section 4.1 Indemnification by TPL Corp.

(a) Without limiting any other rights that a Person may have pursuant to law or any agreement or Organizational Document in effect on the Effective Date or otherwise, from the Effective Date, TPL Corp shall INDEMNIFY, DEFEND AND HOLD HARMLESS (i) the Trust, (ii) each of the Trustees, (iii) the heirs, legatees, devisees, successors, assigns, executors, administrators, trustees and Representatives of each of the Trustees and (iv) each Person who is now, or has been at any time prior to the Effective Date or who was, is or becomes prior to the Effective Date, a trustee, officer, legal agent or fiduciary of the Trust, the Trustees or any of its and their Representatives (including, for the avoidance of doubt, agents or employees of the Trust), in each case, when acting in such capacity (each of the Persons in clauses (i), (ii), (iii) and (iv), an “Indemnified Person” and collectively, the “Indemnified Persons”) against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys’ and other professionals’ fees and expenses), liabilities or judgments or reasonable amounts that are paid in settlement, of or directly or indirectly incurred in connection with any Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a trustee, director, officer, agent, employee or fiduciary of the Trust or any of its Affiliates, or any of its and their Representatives, or is or was serving at the request of the Trust or any of its Affiliates as a trustee, director, officer, agent, employee or fiduciary of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise, as applicable, or by reason of anything done or not done by such Person in any such capacity, this Agreement or the transactions contemplated herein and hereby, whether pertaining to any act or omission occurring or existing prior to, at or after the Effective Date and whether asserted or claimed prior to, at or after the Effective Date (“Indemnified Liabilities”), in each case to the fullest extent permitted under applicable law (and TPL Corp shall pay expenses incurred in connection therewith in advance of the final disposition of any such Proceeding to each Indemnified Person to the fullest extent permitted under applicable law). TPL Corp shall not settle any Proceeding in any manner that would impose any penalty or limitation on an Indemnified Person without written consent from such Indemnified Person. The Indemnified Persons shall have authority to enter reasonable settlements of any Proceeding, and neither TPL Corp nor the Indemnified Persons will unreasonably withhold their consent to any proposed settlement. Without limiting the foregoing, in the event any such Proceeding is brought or threatened to be brought against any Indemnified Persons (whether arising before or after the Effective Date), (i) the Indemnified Persons may retain legal counsel at their election, and TPL Corp shall pay all reasonable fees and expenses of such counsel for the Indemnified Persons as promptly as statements therefor are received, and (ii) TPL Corp shall use its best efforts to assist in the defense of any such matter. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 4.1(a), upon learning of any such Proceeding, shall notify TPL Corp thereof (but the failure to so notify shall not relieve a Party from any obligations that it may have under this Section 4.1(a) except to the extent such failure materially prejudices such Party’s position with respect to such claims). With respect to any determination of whether any Indemnified Person is entitled to indemnification by TPL Corp under this Section 4.1(a), such Indemnified Person shall have the right to require that such determination be made by special, independent legal counsel selected by the Indemnified Person and approved by TPL Corp (which approval shall not be unreasonably withheld or delayed), and who has not otherwise performed material services for TPL Corp, TPL Holdco or the Indemnified Person within the last three (3) years.

(b) TPL Corp shall indemnify any Indemnified Person against all reasonable costs and expenses (including reasonable attorneys’ and professionals’ fees and expenses or reasonable amounts paid in settlement), such amounts to be payable in advance upon request as provided in Section 4.1(a), relating to the enforcement of such Indemnified Person’s rights under this Section 4.1 or under any law, Organizational Document or contract regardless of whether such Indemnified Person is ultimately determined to be entitled to indemnification hereunder or thereunder.

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(c) In the event that TPL Corp or any of its successors or assignees (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of TPL Corp shall assume the obligations set forth in this Section 4.1. TPL Corp shall not sell, transfer, distribute or otherwise dispose of any of its assets in a manner that would reasonably be expected to render TPL Corp unable to satisfy its obligations under this Section 4.1. The provisions of this Section 4.1 are intended to be for the benefit of, and shall be enforceable by, the Parties and each Person entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 4.1, and their respective heirs, successors, assigns and Representatives. The rights of the Indemnified Persons under this Section 4.1 are in addition to any rights such Indemnified Persons may have under the Organizational Documents of the Trust or TPL Corp or any of its or their Affiliates, or under any contracts or law. TPL Corp shall pay all expenses, including attorneys’ fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 4.1.

Article V
COVENANTS

Section 5.1 Further Assurances. In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action as the other Parties reasonably may request.

Section 5.2 Tax Covenants.

(a) The Parties agree that for U.S. federal and, to the extent permitted, for state and local Tax purposes, (i) the transactions undertaken to effect the Corporate Reorganization, including the transactions contemplated under this Agreement, will not result in a termination of the Trust’s taxable year, (ii) the Trust’s Tax attributes enumerated in Section 381(c) of the Internal Revenue Code of 1986, as amended (the “Code”), or any similar provision of state or local law, will be taken into account by TPL Corp as if there had been no Corporate Reorganization, and (iii) the part of the Trust’s last taxable year that began before the Corporate Reorganization will be included in TPL Corp’s first taxable year that ends after the Corporate Reorganization.

(b) All sales, use, controlling interest, transfer, filing, recordation, registration and similar Taxes arising from or associated with the transactions contemplated by this Agreement other than Taxes based on income or net worth (“Transaction Taxes”), shall be borne in their entirety by TPL Corp. TPL Corp shall prepare and file all such Tax Returns. The Parties shall provide such certificates and other information and otherwise cooperate.

Section 5.3 Tax Treatment of the Transaction. For U.S. federal income tax purposes, and to the extent permitted for state and local income Tax purposes, the transactions to effect the Corporate Reorganization, including the transactions contemplated under this Agreement, shall be treated as part of a plan of reorganization to effect a mere change in the identity, form and place of organization of the Trust under Section 368(a)(1)(F) of the Code and the Treasury Regulations promulgated thereunder. The Parties shall not take any position inconsistent with such treatment in notices to or filings with Governmental Authorities, in audit or other Proceedings with respect to Taxes, or in other documents or notices relating to the transactions contemplated by this Agreement.

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Article VI
MISCELLANEOUS

Section 6.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective Parties and their respective successors and assigns, and for the Trustees, their respective heirs, legatees, devisees, successors, assigns, executors, administrators, trustees and Representatives.

Section 6.2 Amendment. This Agreement may not be amended or modified orally and no amendment or modification shall be valid unless in writing and signed by the Parties.

Section 6.3 Rights of Third Parties. This Agreement shall not be construed to create any security interest, lien, deed of trust, mortgage, pledge, charge, claim, restriction, easement, encumbrance or other similar interest or right on the Contributed Interests or the TPL Corp Issued Shares or to create any express or implied rights, benefits or remedies in, of or for any persons other than the Parties, except as expressly provided with respect to the Indemnified Persons in Article IV. Any Indemnified Person under Article IV shall be an express third party beneficiary of this Agreement for the purposes of enforcing its rights pursuant to Article IV.

Section 6.4 Notices. All notices to TPL Corp shall be in writing and shall be delivered or sent by first-class mail, postage prepaid, overnight courier or by means of electronic transmission. Any such notice sent shall be addressed as follows:

Texas Pacific Land Corporation 1700 Pacific Avenue, Suite 2900 Dallas, TX 75201 Attention: Robert J. Packer and Micheal W. Dobbs Email: rpacker@texaspacific.com; mdobbs@texaspacific.com	With a copy, which shall not constitute notice, to: George J. Vlahakos, Esq. Sidley Austin LLP 1000 Louisiana Street, Suite 5900 Houston, TX 77002 Email: gvlahakos@sidley.com
and
Marc Rose, Esq. Sidley Austin LLP 2021 McKinney Avenue, Suite 2000 Dallas, TX 75201 Email: mrose@sidley.com

Any notice to TPL Corp required hereunder shall be effective when sent if given in the manner set forth above; provided, however, that, with respect to the Trust, notice shall only be deemed to have been given upon receipt of such notice by each Trustee.

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Section 6.5 Choice of Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(b) THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY DISTRICT COURT OF DALLAS COUNTY IN THE STATE OF TEXAS (OR IF SUCH COURT DOES NOT HAVE JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS IN DALLAS, TEXAS) IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A TEXAS STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE PERFORMANCE THEREOF.

Section 6.6 Disclaimer of Warranties. The Trust makes no representations or warranties whatsoever and disclaims all liability and responsibility for any other representation, warranty, statement or information made or communicated (orally or in writing), including, without limitation, any opinion, information or advice that may have been provided by any officer, shareholder, employee, agent or consultant of the Trust, any of the Trustees, or any Affiliates or Representatives of the Trust or the Trustees.

Section 6.7 Counterpart Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed the day and year first above written.

TEXAS PACIFIC LAND TRUST

By:	/s/ John R. Norris III
	Name:	John R. Norris III
	Title:	Trustee

By:	/s/ David E. Barry
	Name:	David E. Barry
	Title:	Trustee

[Signature Page to Contribution Agreement]

TEXAS PACIFIC LAND CORPORATION

By:	/s/ Robert J. Packer
Name: Robert J. Packer
Title: Chief Financial Officer

[Signature Page to Contribution Agreement]

APPENDIX A

DEFINITION OF TERMS

Introductory Note Regarding Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter and terms defined in the singular have the corresponding meanings in the plural, and vice versa. Except as this Agreement otherwise specifies, all references herein to any law, are references to that law (and any rules and regulations promulgated thereunder), as the same may have been amended. The word “includes” or “including” means “including, but not limited to,” unless the context otherwise requires. The words “shall” and “will” are used interchangeably and have the same meaning. The words “this Agreement,” “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not any particular Section or Article in which such words appear. If a word or phrase is defined, its other grammatical forms have a corresponding meaning. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. Time periods within or following which any payment is to be made or an act is to be done shall be calculated by excluding the day on which the time period commences and including the day on which the time period ends. Unless specifically provided for in this Agreement, the term “or” shall not be deemed to be exclusive. References to a Person are also to its successors and/or permitted assigns, if any. All references to currency in this Agreement shall be to, and all payments required under this Agreement shall be paid in, lawful currency of the United States.

Definitions.

“Affiliate” means, as to any specified entity, any other entity that, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by or is under common control with the specified entity. For purposes of this definition, “control” of an entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity, whether by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Code” has the meaning set forth in Section 5.2(a).

“Common Stock” has the meaning set forth in the recitals.

“Contributed Interests” has the meaning set forth in the recitals.

“Contributing Parties” has the meaning set forth in the recitals.

“Contribution” has the meaning set forth in Section 2.1.

“Corporate Reorganization” has the meaning set forth in the recitals.

“Declaration of Trust” means the Declaration of Trust, dated February 1, 1881, of the Trust.

“Effective Date” has the meaning set forth in the preamble.

Appendix

“Governmental Authority” means any federal, state, local, foreign, multi-national, supra-national, national, regional or other governmental agency, authority, administrative agency, regulatory body, commission, board, bureau, agency, officer, official, instrumentality, court or arbitral tribunal having governmental or quasi-governmental powers or any other instrumentality or political subdivision thereof.

“Indemnified Liabilities” has the meaning set forth in Section 4.1(a).

“Indemnified Persons” and “Indemnified Person” has the meaning set forth in Section 4.1(a).

“Initial Shares” has the meaning set forth in the recitals.

“Membership Interests” has the meaning set forth in the recitals.

“Organizational Document” means, with respect to any entity or trust, the legal organizational and governing documents of such entity or trust, including the declaration of trust, (including the Declaration of Trust), certificate of incorporation, certificate of formation, certificate of limited partnership, bylaws, declaration of trust, limited liability company agreement, or operating agreement.

“Parties” and “Party” have the meaning set forth in the preamble.

“Person” means any natural person, business trust, corporation, general partnership, limited partnership, limited liability company, unlimited liability corporation, proprietorship, other business organization, union, association or Governmental Authority.

“Proceeding” means any actual or threatened claim (including a claim of a violation of applicable law), action, audit, demand, litigation, suit, proceeding, investigation, grievance, citation, summons, subpoena, inquiry, hearing, originating application to a tribunal, arbitration or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise, whether in contract, in tort or otherwise, and whether or not such claim, action, audit, demand, litigation, suit, proceeding, investigation grievance, citation, summons, subpoena, inquiry, hearing, originating application to a tribunal, arbitration or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action.

“Representative” means as to any Person, its officers, agents, directors, employees, counsel, accountants, financial advisers and consultants.

“Reserved Assets” has the meaning set forth in the recitals.

Appendix

“Tax” means (i) any and all federal, state, provincial, county, local or foreign taxes or levies of any kind and any and all other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, ad valorem, value added, excise, real property, personal property, escheat, asset, sales, use, franchise, license, payroll, transaction, capital, capital gains, net worth, withholding, estimated, social security, utility, workers’ compensation, severance, disability, wage, employment, production, unemployment compensation, occupation, premium, windfall profits, transfer, gains, alternative or add-on minimum, stamp, documentary, recapture, business license, business organization, environmental, profits, lease, or other taxes or other charges imposed by or on behalf or payable to any Governmental Authority including tax liabilities arising under Treasury Regulation Section 1.1502-6 and any similar provisions from federal, state, local or foreign applicable law, together with any interest, fines, penalties, assessments, or additions resulting from, attributable to, or incurred in connection with any of the foregoing (whether or not disputed) and (ii) any transferee or other secondary or non-primary liability or other obligations with respect to any item in clause (i) above, whether such liability or obligation arises by assumption, operation of law, contract, indemnity, guarantee, as a successor or otherwise.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement with respect to any Tax required to be filed or actually filed with a Governmental Authority, including any schedule or attachment thereto, and including any amendment thereof.

“TPL Corp” has the meaning set forth in the preamble.

“TPL Corp Issued Shares” has the meaning set forth in Section 3.3.

“TPL Holdco” has the meaning set forth in the recitals.

“Transaction Taxes” has the meaning set forth in Section 5.2(b).

“Trust” has the meaning set forth in the preamble.

“Trustees” has the meaning set forth in the recitals.

Appendix

APPENDIX B

AMENDED AND RESTATED BYLAWS OF TPL CORP

Appendix

B-1

AMENDED AND RESTATED BYLAWS

OF

TEXAS PACIFIC LAND CORPORATION

Effective as of January 11, 2021

ARTICLE I
OFFICES AND RECORDS

SECTION 1.1 Registered Office. The registered office of Texas Pacific Land Corporation (the “Corporation”) in the State of Delaware shall be as set forth in the Amended and Restated Certificate of Incorporation of the Corporation, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Certificate of Incorporation”), and the name of the Corporation’s registered agent at such address is as set forth in the Certificate of Incorporation. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.

SECTION 1.2 Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may from time to time require.

SECTION 1.3 Books and Records. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board.

ARTICLE II
STOCKHOLDERS

SECTION 2.1 Annual Meetings. If required by applicable law, an annual meeting of the stockholders for the election of directors of the Corporation shall be held at such date, time and place, if any, either within or outside of the State of Delaware, as may be fixed by resolution of the Board. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board. Any other proper business may be transacted at the annual meeting.

SECTION 2.2 Record Date.

(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, exchange or redemption of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(C) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to take action by consent in writing, pursuant to a resolution of and at the direction of the Board, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board.

SECTION 2.3 Stockholder List. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder. Nothing contained in this section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting) or (ii) during ordinary business hours at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of the stockholders.

SECTION 2.4 Place of Meeting. The Board may designate the place of meeting for any annual meeting or for any special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal executive offices of the Corporation. The Board, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

SECTION 2.5 Notice of Meeting.

(A) Unless otherwise required by law, the Certificate of Incorporation or these bylaws of the Corporation (these “Bylaws”), written notice, stating the place, if any, date and time of the meeting, shall be given, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. The notice shall specify (A) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), (B) the place, if any, date and time of such meeting, (C) the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and (D) in the case of a special meeting, the purpose or purposes for which such meeting is called. No business other than that specified in the notice thereof shall be transacted at any special meeting. If the stockholder list referred to in Section 2.3 of these Bylaws is made accessible on an electronic network, the notice of meeting must indicate how the stockholder list can be accessed. If the meeting of stockholders is to be held solely by means of electronic communications, the notice of meeting must provide the information required to access such stockholder list during the meeting.

(B) Any notice to stockholders given by the Corporation under the DGCL, the Certificate of Incorporation or these Bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation. A notice to a stockholder shall be deemed given as follows: (i) if mailed, when the notice is deposited in the United States mail with postage thereon prepaid, (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address, (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice and (C) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic transmission by giving written notice or electronic transmission of such revocation to the Corporation. A notice may not be given by an electronic transmission from and after the time that (1) the Corporation is unable to deliver by such electronic transmission two consecutive notices given by the Corporation and (2) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. “Electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information). “Electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

SECTION 2.6 Quorum and Adjournment of Meetings.

(A) Except as otherwise required by applicable law or by the Certificate of Incorporation, or these Bylaws, the holders of a majority of the voting power of all of the issued and outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of stockholders, except that, when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of all of the issued and outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting may adjourn the meeting from time to time for any reason, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(B) Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that, if the adjournment is for more than thirty (30) days, or, if after an adjournment, a new record date is fixed for determining the stockholders entitled to vote at the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

SECTION 2.7 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner prescribed by the DGCL) by the stockholder or by his or her duly authorized attorney-in-fact. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy may be voted or acted upon after the expiration of three (3) years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.

SECTION 2.8 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any committee thereof, or (c) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law. Section 2.8(A)(1)(c) of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting and annual meeting proxy statement) before an annual meeting of the stockholders.

(2) For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.8(A)(1)(c) of these Bylaws, (a) the stockholder must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal offices of the Corporation, (b) such other business must otherwise be a proper matter for stockholder action under the DGCL and (c) the record stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a stockholder’s notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day before the date of the one (1) year anniversary of the immediately preceding year’s annual meeting (which anniversary, in the case of the first (1st) annual meeting of stockholders and solely for the purpose of this Section 2.8(A)(2), shall be deemed November 16, 2021) and not later than the close of business on the ninetieth (90th) day before the date of such anniversary; provided, however, that, subject to the following sentence, in the event that the date of the annual meeting is scheduled for a date that is more than thirty (30) days before or more than sixty (60) days after such anniversary date or in the event that no annual meeting was held in the prior year, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day before such annual meeting and not later than the close of business on the later of the ninetieth (90th) day before such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form, a stockholder’s notice (whether given pursuant to this Section 2.8(A)(2) or Section 2.8(B)) to the Secretary of the Corporation must:

(a) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name, age, business address and residence address of such stockholder, including as they appear on the Corporation’s books, and of such stockholder’s Stockholder Associated Person (as defined in Section 2.8(C)(2)), if any, (ii) (A) the class or series and number of shares of the Corporation or any affiliate thereof that are, directly or indirectly, owned beneficially and of record by such stockholder and such Stockholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder or by any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation held by such stockholder or by any Stockholder Associated Person, (C) if the proposal relates to the nomination of a candidate for director, a complete and accurate description of any agreement, arrangement or understanding between or among such stockholder and such stockholder’s Stockholder Associated Person and any other person or persons in connection with such stockholder’s director nomination and the name and address of any other person(s) or entity or entities known to the stockholder to support such nomination, (D) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote, directly or indirectly, any shares of any security of the Corporation, including the number of shares that are the subject of such proxy, contract, arrangement, understanding or relationship, (E) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household, and (I) a summary of any material discussions regarding the nomination or proposal to be brought before the meeting (x) between or among any of the stockholders making the proposal or (y) between or among any stockholder making the proposal and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), (iii) any other information relating to such stockholder and any Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting, and (v) a representation as to whether or not such stockholder or any Stockholder Associated Person will deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting power of the Corporation’s outstanding stock reasonably believed by the stockholder or Stockholder Associated Person, as the case may be, to be sufficient to elect such nominee or nominees (such representation, a “Solicitation Statement”);

(b) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and Stockholder Associated Person, if any, in such business, (ii) the text of the proposal or business (including the text of any reasons for the proposed business that will be discussed in any proxy statement or supplement thereto to be filed with U.S. Securities and Exchange Commission (the “SEC”)) and (iii) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and such stockholder’s Stockholder Associated Person, if any, and the name and address of any other person(s) or entity or entities in connection with the proposal of such business by such stockholder;

(c) set forth as to each nominee such stockholder proposes to nominate at the meeting: (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of each class of capital stock of the Corporation which are owned of record and beneficially by such nominee, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition, (v) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (vi) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and Stockholder Associated Person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (vii) a representation that such person intends to serve a full term, if elected as director; and

(d) with respect to each nominee for election or reelection to the Board, include (i) a completed and signed questionnaire and representation and agreement (in each case in a form provided by the Corporation, which form the stockholder shall request from the Secretary of the Corporation in writing no less than ten (10) days prior to providing notice of a nomination, and which the Secretary shall provide to such stockholder within ten (10) days of receiving such request) and (ii) a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility and suitability of such proposed nominee to serve as an independent director of the Corporation or that could be deemed material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(3) A stockholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten (10) days prior to the meeting or any adjournment, recess, cancellation, rescheduling or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven (7) business days prior to the date for the meeting or any postponement or adjournment thereof, if practicable (or, if not practicable, on the first practicable date prior to any adjournment, recess or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment, recess or postponement thereof)).

(4) If any information submitted pursuant to this Section 2.8 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders is inaccurate in any respect, such information shall be deemed not to have been provided in accordance with this Section 2.8. Any such stockholder shall notify the Corporation of any inaccuracy or change in any such information within two (2) business days of becoming aware of such inaccuracy or change. Upon written request by the Secretary of the Corporation or the Board, any such stockholder shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), (A) written verification, reasonably satisfactory to the Board or any authorized officer, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 2.8, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that such stockholder continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 2.8 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested shall be deemed not to have been provided in accordance with this Section 2.8.

(B) Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to a notice of meeting (1) by or at the direction of the Board or any committee thereof or (2) if the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (a) is a stockholder of record (and with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving of notice provided for in these Bylaws and on the record date for determination of stockholders entitled to vote at the special meeting, (b) is entitled to vote at the meeting and upon such election, and (c) complies with the notice procedures set forth in these Bylaws and applicable law. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder delivers notice with the information required by (c) (with the updates required by Section 2.8(A)(3)) of these Bylaws with respect to any nomination (including the completed and signed questionnaire and representation and agreement required by Section 2.8(A)(2)(d) of these Bylaws). Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement or the announcement thereof of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Only such persons who are nominated in accordance with the procedures set forth in Paragraph (B) of this Section 2.8 (including persons nominated by or at the director of the Board) shall be eligible to be elected at a special meeting of stockholders of the Corporation to serve as directors.

(C) General.

(1) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded.

(2) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the Corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, and “Stockholder Associated Person” shall mean, for any stockholder, (a) any person or entity controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or (c) any person or entity controlling, controlled by or under common control with any person or entity referred to in the preceding clauses (a) or (b).

(3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder making a nomination or proposal under this Section 2.8 shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.8(A) or Section 2.8(B) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of preferred stock of the Corporation (“Preferred Stock”), if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws.

(4) Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.8 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.8, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a document executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such document or electronic transmission, or a reliable reproduction of the document or electronic transmission, at the meeting of stockholders.

SECTION 2.9 Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chair of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate in its sole discretion. The Chair of the Board, if one shall have been elected, or, in the Chair of the Board’s absence or if one has not been elected, another director or officer designated by the Board, shall preside at all meetings of the stockholders as “chair of the meeting.” Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chair of the meeting shall have the right and authority to convene and for any reason to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chair of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following: (A) the establishment of an agenda or order of business for the meeting; (B) rules and procedures for maintaining order at the meeting and the safety of those present; (C) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (D) restrictions on entry to the meeting after the time fixed for the commencement thereof; (E) limitations on the time allotted to questions or comments by participants; and (F) restrictions of the use of audio and video recording devices. The chair of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting, and, if such chair of the meeting should so determine, such chair of the meeting shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 2.10 Required Vote.

(A) Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, at any meeting at which directors are to be elected, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if, as of a date that is fourteen (14) days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the SEC, the number of nominees (including those proposed nominees identified in any notices delivered pursuant to Section 2.8 and not withdrawn by such date, determined ineligible or determined by the Board (or a committee thereof) to not create a bona fide election contest) exceeds the number of directors to be elected at such meeting (a “Contested Election”), the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee for director in an election that is not a Contested Election fails to receive a majority of the votes cast and such nominee is an incumbent director, that director shall promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee of the Board (or such other duly constituted committee of the Board authorized to make a recommendation) shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation.

(B) Except as otherwise provided by applicable law, the Certificate of Incorporation, these Bylaws, or the rules and regulations applicable to the Corporation or its securities, all other matters shall be determined by the vote of the majority of the votes cast on the matter affirmatively or negatively. In non-binding advisory matters with more than two (2) possible vote choices, the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders.

SECTION 2.11 Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock belonging to it or any other corporation, if a majority of shares entitled to vote in the election of directors of such corporation is held, directly or indirectly, by the Corporation, and such shares will not be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation to vote stock of the Corporation held in a fiduciary capacity.

SECTION 2.12 Inspectors of Elections; Opening and Closing the Polls. The Corporation may, and, when required by applicable law, shall, in advance of any meeting of stockholders, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meeting or any adjournment thereof of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders and the appointment of an inspector is required by applicable law, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors shall have the duties prescribed by applicable law.

ARTICLE III
BOARD OF DIRECTORS

SECTION 3.1 Number. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors which shall constitute the Board shall be not less than seven (7) nor more than eleven (11), and the exact number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships.

SECTION 3.2 Powers. Subject to any limitations set forth in the Certificate of Incorporation and to any provision of the DGCL relating to powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the Corporation’s issued and outstanding stock, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board.

SECTION 3.3 Annual Meetings. The Board shall meet each year, at such place as shall be fixed by the Board, for the purpose of election of officers and consideration of such other business as the Board considers relevant to the management of the Corporation.

SECTION 3.4 Regular Meetings. Regular meetings of the Board shall be held on such dates, and at such times and places, within or without the State of Delaware, as are determined from time to time by resolution of the Board, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meetings shall be held upon notice to each director in accordance with Section 3.6.

SECTION 3.5 Special Meetings. Special meetings of the Board may be called by the Chair of the Board, by the Chief Executive Officer or, upon the written request of at least a majority of the directors then in office, by the Secretary of the Corporation. The person or persons authorized to call special meetings of the Board may fix the place, if any, date and time of the meetings.

SECTION 3.6 Notice. Notice of any regular (if required) or special meeting of directors shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail, courier service or facsimile or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered if the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered if the notice is transmitted at least twenty-four (24) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twenty-four (24) hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. In the case of a special meeting called by the Chair of the Board where exigent circumstances are deemed by the Chair of the Board to exist, notice of such meeting may be given by any of the means described above less than twenty-four (24) hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1.

SECTION 3.7 Action by Consent of Board. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or any committee, as the case may be, consent thereto in writing, including by electronic transmission. After the action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or any committee thereof, in the same paper or electronic form as the minutes are maintained. Such consent or consents shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware.

SECTION 3.8 Conference Telephone Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 3.9 Quorum. Except as otherwise required or permitted by these Bylaws, the Certificate of Incorporation or applicable law, a whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may, to the fullest extent permitted by law, adjourn the meeting from time to time without further notice unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.6 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than twenty-four (24) hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting. Except as otherwise expressly required by law, the Certificate of Incorporation or these Bylaws, all matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present. To the fullest extent permitted by law, the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 3.10 Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

SECTION 3.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

SECTION 3.12 Regulations. To the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.

ARTICLE IV
COMMITTEES

SECTION 4.1 Designation; Powers. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

SECTION 4.2 Procedure; Meetings; Quorum. Any committee designated pursuant to Section 4.1 shall choose its own chair in the event the chair has not been selected by the Board by a majority vote of the members then in attendance at a meeting of the committee so long as a quorum is present, shall keep regular minutes of its proceedings, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, and the affirmative vote of a majority of the members present at a meeting where a quorum is present shall be necessary for the adoption by it of any resolution. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations or stock exchange rules, may adopt a charter for any other committee, and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of these Bylaws or any such charter, and each committee may adopt its own rules and regulations of governance, to the extent not inconsistent with these Bylaws or any charter or other rules and regulations adopted by the Board.

SECTION 4.3 Substitution of Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.

ARTICLE V
OFFICERS

SECTION 5.1 Officers. The Board shall appoint the officers of the Corporation, which shall include a Chair of the Board, a Chief Executive Officer, a Secretary and such other officers as the Board from time to time may deem proper. The Chair of the Board shall be chosen from among the directors. All officers appointed by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Board may delegate authority to the Chief Executive Officer to appoint such other officers as may be necessary or desirable for the conduct of the business of the Corporation. Any number of offices may be held by the same person.

SECTION 5.2 Appointment and Term of Office. Each officer shall hold office until his or her successor shall have been duly appointed and shall have qualified or until his or her earlier death or resignation, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No appointed officer shall have any contractual rights against the Corporation for compensation by virtue of such appointment beyond the date of the appointment of his or her successor, his or her death, his or her resignation or his or her removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee compensation plan.

SECTION 5.3 Chair of the Board. Unless otherwise determined by the Board, the Chair of the Board shall preside at all meetings of the Board. The Chair of the Board shall perform all duties incidental to his or her office that may be required by law and all such other duties as are properly required of him or her by the Board. He or she shall make reports to the Board and shall see that all orders and resolutions of the Board or any committee thereof are carried into effect. The Chair of the Board may also serve as Chief Executive Officer, if so elected by the Board. The Chair of the Board may also have the title of Executive Chair if the Chair of the Board is also an officer of the Corporation. The Board may appoint two (2) persons to serve as co-chairs of the Board (each, a “Co-Chair”). Any reference to the Chair of the Board in these Bylaws shall be deemed to mean, if there are Co-Chairs, either Co-Chair, each of whom may exercise the full powers and authorities of the office.

SECTION 5.4 Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall act in a general executive capacity subject to the oversight of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief Executive Officer shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and all other documents and instruments in connection with the business of the Corporation.

SECTION 5.5 Secretary. The Secretary, if any, shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law; he or she shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and, in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Board.

SECTION 5.6 Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him or her from time to time by the Board.

SECTION 5.7 Vacancies. A newly created appointed office and a vacancy in any appointed office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board.

SECTION 5.8 Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board, the Chief Executive Officer, or any officer authorized by the Chair of the Board or the Chief Executive Officer, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation or entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.

SECTION 5.9 Delegation. The Board may from time to time delegate the powers and duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS

SECTION 6.1 Stock Certificates and Transfers. The interest of each stockholder of the Corporation evidenced by certificates for shares of stock shall be in such form as the appropriate officers of the Corporation may from time to time prescribe, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. The shares of the stock of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares. Subject to the provisions of the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third-party registrar or transfer agent, by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the stock is then represented by certificates), cancel the old certificate and record the transaction upon its books.

Each certificated share of stock shall be signed, countersigned and registered in the manner required by law. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

SECTION 6.2 Lost, Stolen or Destroyed Certificates. No certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or his or her discretion require.

SECTION 6.3 Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

SECTION 6.4 Regulations Regarding Certificates. The Board shall have the power and authority to make all such rules and regulations concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation. The Corporation may enter into additional agreements with stockholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the DGCL. The Board may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1 Fiscal Year. The fiscal year of the Corporation shall be fixed by a resolution of the Board.

SECTION 7.2 Dividends. Except as otherwise provided by law or the Certificate of Incorporation, the Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock, which dividends may be paid in either cash, property or shares of stock of the Corporation. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

SECTION 7.3 Seal. If the Board determines that the Corporation shall have a corporate seal, the corporate seal shall have such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

SECTION 7.4 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, including by electronic transmission, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board or any committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 7.5 Facsimile and Electronic Signatures. In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or any committee thereof, the Chair of the Board or the Chief Executive Officer.

SECTION 7.6 Time Periods. In applying any provision of these Bylaws that require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

SECTION 7.7 Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

SECTION 7.8 Resignations. Any director, committee member or officer, whether elected or appointed, may resign at any time by giving written notice, including by electronic transmission, of such resignation to the Chair of the Board, the Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chair of the Board, the Chief Executive Officer or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board or the stockholders to make any such resignation effective.

SECTION 7.9 Indemnification and Advancement of Expenses.

(A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, trustee or officer of the Corporation or any predecessor in interest to the assets of the Corporation immediately prior to the adoption of these Amended and Restated Bylaws (a “predecessor”) or, while a director, trustee or officer of the Corporation or any predecessor, is or was serving at the request of the Corporation or any predecessor as a director, trustee, officer, employee or agent of another corporation or of a trust, partnership, joint venture, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, trustee, officer, employee or agent, or in any other capacity while serving as a director, trustee, officer, employee or agent, against all expenses (including attorneys’ fees), judgments, fines (including, without limitation, ERISA excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred or suffered by such Covered Person in connection with such proceeding if he or she acted in good faith and in a manner he or she reasonable believed to be in or not opposed to the best interests of the Corporation or a predecessor and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(B) The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the expenses (including, without limitation, attorneys’ fees) incurred by a Covered Person in defending or otherwise participating in or appearing at any proceeding in advance of its final disposition (including in connection with a proceeding brought to establish or enforce a right to indemnification under this Section 7.9); provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it shall be ultimately determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that the Covered Person is not entitled to be indemnified under this Section 7.9 or otherwise.

(C) To the extent that a current or former director, trustee or officer of the Corporation or any predecessor has been successful on the merits or otherwise in defense of any threatened, pending or completed proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue or matter thereof, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(D) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation or a predecessor, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(E) The rights to indemnification and advancement of expenses conferred upon any current or former director, trustee or officer of the Corporation or any predecessor under this Section 7.9 (whether by reason of the fact that such person is or was a director, trustee or officer of the Corporation or a predecessor, or, while serving as a director, trustee or officer of the Corporation or a predecessor, is or was serving at the request of the Corporation or a predecessor as a director, trustee, officer, trustee, employee or agent of another corporation or of a trust, partnership, joint venture, other enterprise or nonprofit entity, including service with respect to an employee benefit plan) shall be contract rights, shall vest when such person becomes a director, trustee or officer of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director, trustee, officer, employee or agent, and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.9, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

(F) If a claim for indemnification under this Section 7.9 (following the final disposition of such proceeding) is not paid in full by the Corporation within sixty (60) days after the Corporation has received a written claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.9 is not paid in full by the Corporation within thirty (30) days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim, or a claim brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses), it shall be a defense that, and the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. With respect to any suit brought by a Covered Person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor (ii) an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.9 or otherwise shall be on the Corporation.

(G) The rights conferred on any Covered Person by this Section 7.9 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement or vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

(H) This Section 7.9 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation or any predecessor and to any other person who is or was serving at the request of the Corporation or a predecessor as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Section 7.9 with respect to the indemnification and advancement of expenses of Covered Persons under this Section 7.9.

(I) The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, trustee, officer, employee or agent of the Corporation or any predecessor or is or was serving at the request of the Corporation or any predecessor as a director, trustee, officer, employee or agent of another corporation, trust, partnership, joint venture or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL, these Bylaws or otherwise.

(J) Any repeal, modification or amendment of this Section 7.9 by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Section 7.9, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision. Any amendment, repeal, modification or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such Covered Person, except with respect to any threatened, pending or completed proceeding that relates to or arises from (and only to the extent such proceeding relates to or arises from) any act or omission of such Covered Person occurring after the effective time of such amendment, repeal, modification or adoption.

(K) If any provision or provisions of this Section 7.9 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Section 7.9 (including, without limitation, all portions of any paragraph of this Section 7.9 containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Section 7.9 (including, without limitation, all portions of any paragraph of this Section 7.9 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Section 7.9.

SECTION 7.10 Emergency Bylaws.

(A) Notwithstanding anything to the contrary in the Certificate of Incorporation or these Bylaws, this Section 7.10 (the “Emergency Bylaws”) shall be operative during any emergency resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of its Board or its stockholders or during any nuclear or atomic disaster or the existence of any catastrophe, a declaration of a national emergency by the United States government, or other similar emergency condition, which, in any such case, renders a significant number of the members of the Board who were serving on the Board pursuant to these Bylaws (excluding pursuant to this Section 7.10) immediately prior to the Emergency (the “Regular Directors”) incapacitated or inaccessible for an extended period of time and as a result of which a quorum of the Board or a standing committee thereof cannot be convened for action (an “Emergency”). To the extent not inconsistent with these Emergency Bylaws, the regular bylaws of the Corporation (i.e., these Bylaws) and the Certificate of Incorporation shall remain in effect during an Emergency, and these Emergency Bylaws shall not be operative after the Emergency ends. Notwithstanding the immediately preceding clause, any Emergency which causes these Emergency Bylaws to become operative shall be deemed to have ended whenever the following conditions are met: (a) The directors serving pursuant to the Emergency Bylaws determine at a meeting that the Emergency has ended; or (b) the Regular Directors, taking action pursuant to and in accordance with Article III (including the quorum requirements of Section 3.9), determine that the Emergency has ended or that the Emergency Bylaws are no longer operative.

(B) During any Emergency, any director or officer of the Corporation may call a meeting of the Board or any standing committee thereof and notice of the place and time of such meeting of the Board or any standing committee thereof may be given only to such directors as may be feasible to reach at the time and by such means as may be feasible at the time. Such notice shall be given at least twenty-four (24) hours before such meeting if feasible and otherwise on any shorter time as the person giving notice may deem necessary. Such notice shall be similarly given, to the extent feasible, to the Designated Officers serving as directors pursuant to this Section 7.10). Neither the business to be transacted nor the purpose of any such meeting need be specified in the notice thereof.

(C) At any meeting of the Board, or any standing committee thereof, called in accordance with this Section 7.10, the presence of three (3) directors shall constitute a quorum for the transaction of business of the Board, and the presence of two (2) standing committee members shall constitute a quorum for the transaction of business of any standing committee. In the event that less than three (3) Regular Directors are able to attend such meeting of the Board, then the Regular Directors (or the single Regular Director) in attendance shall select additional directors to serve on the Board, in such number as is necessary to have three (3) directors at the meeting, from among the Designated Officers. In the event that no Regular Directors are able to attend such meeting of the Board, then no more than three (3) Designated Officers in attendance shall serve as directors for such meeting and with full powers to act as directors of the Corporation. During the duration of the Emergency, (1) vacancies on the Board or any committee thereof may be filled by a majority vote of the directors in attendance at such meeting, and (2) the Board may appoint any individual as a director to replace a director who is incapacitated and to serve until the latter ceases to be incapacitated. Directors appointed to the Board pursuant to this Section 7.10(C) shall serve on the Board until the Emergency has ended. Directors taking any action at any such meeting shall have an obligation to inform, if feasible, all Regular Directors and Designated Officers who were not in attendance at such meeting of all actions so taken. For purposes of this Section 7.10, “Designated Officers” means officers of the Corporation who may become directors of the Corporation during an Emergency, which list has been approved by the Whole Board prior to the Emergency. If the Whole Board has not approved a list of Designated Officers prior to the Emergency, then the officers of the Corporation in attendance shall serve as directors for the meeting, without any additional quorum requirement, and will have full powers to act as directors of the Corporation for such meeting.

(D) No director, officer or employee acting in accordance with this Section 7.10 or otherwise pursuant to Section 110 of the DGCL (or any successor section) shall be liable except for willful misconduct.

(E) The Board, either before or during any Emergency, may, effective in the Emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do. Without limiting any powers or emergency actions that the Board may take during an Emergency, during an Emergency, the Board may take any action that it determines to be practical and necessary to address the circumstances of the Emergency, including, without limitation, taking the actions with respect to stockholder meetings and dividends as provided in Section 110(i) of the DGCL.

(F) At any meeting called in accordance with Section 7.10(A), the Board may modify, amend or add to the provisions of this Section 7.10 in order to enact any provision that may be practical or necessary given the circumstances of the Emergency.

(G) The provisions of this Section 7.10 shall be subject to repeal or change by further action of the Board or by action of the stockholders, but no such repeal or change shall modify the provisions of Section 7.10(C) hereof with regard to action taken prior to the time of such repeal or change.

(H) Nothing contained in this Section 7.10 shall be deemed exclusive of any other provisions for emergency powers consistent with other sections of the DGCL that have been or may be adopted by corporations created under the DGCL.

ARTICLE VIII
AMENDMENTS

SECTION 8.1 Amendments. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal these Bylaws. Any adoption, amendment or repeal of these Bylaws by the Board shall require the approval of a majority of the Board. Stockholders shall also have the power to adopt, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, the Certificate of Incorporation or these Bylaws, these Bylaws may be adopted, altered, amended or repealed by the stockholders of the Corporation only by the affirmative vote of holders of not less than a majority of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

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